20.1 CS First Boston Mortgage Securities Corp., Associates Manufactured Housing Pass-Through Certificates, Series 1996-1, Statement to Certificateholders dated September 1996

       Associates Manufactured Housing Contract Pass Through Certificates
                                  Series 1996-1

Servicer Certificate

Period Ending:          9/30/96
Determination Date     10/11/96                                  Pass Through
Remittance Date:       10/15/96                                      Rate              Balance         Pool Factor
                                                                -------------   ------------------  ----------------
                                     Class A-1 Certificate          6.20%         $215,000,000.00       0.9680953
                                     Class A-2 Certificate          6.70%         $147,000,000.00       1.0000000
                                     Class A-3 Certificate          7.00%         $137,000,000.00       1.0000000
                                     Class A-4 Certificate          7.30%          $72,000,000.00       1.0000000
                                     Class A-5 Certificate          7.60%         $183,573,000.00       1.0000000
                                     Class M   Certificate          7.90%          $64,414,000.00       1.0000000
                                     Class B-1 Certificate          8.00%          $69,015,000.00       1.0000000
                                     Class B-2 Certificate          9.00%          $32,209,764.00       1.0000000

   I. RECAP OF POOL

                                                  Loan
                                                  Count            Class A-1         Class A-2       Class A-3        Class A-4
                                              ---------------   ---------------  --------------------------------   ---------------
      Beginning Certificate Balance                    32,582   $215,000,000.00  $147,000,000.00  $137,000,000.00    $72,000,000.00
      Principal Collected                                   0     $1,796,916.10             0.00             0.00              0.00
      Principal Payments in Full                          155     $4,709,569.74             0.00             0.00              0.00
      Liquidation Proceeds                                  0       $233,206.82             0.00             0.00              0.00
      Contract Repurchases                                  0             $0.00             0.00             0.00              0.00
      Defaulted Contracts                                  14       $119,812.40             0.00             0.00              0.00
                                              ---------------   ---------------  --------------- ----------------   ---------------
      Ending Certificate Balance                       32,413   $208,140,494.94  $147,000,000.00  $137,000,000.00    $72,000,000.00
                                              ===============   ===============  =============== ================   ===============

                                                 Class A-5          Class M          Class B-1       Class B-2           Total
                                              ---------------   ---------------  ---------------  ---------------  ----------------
      Beginning Certificate Balance           $183,573,000.00    $64,414,000.00   $69,015,000.00   $32,209,764.40   $920,211,764.40
      Principal Collected                                0.00              0.00             0.00             0.00     $1,796,916.10
      Principal Payments in Full                         0.00              0.00             0.00             0.00     $4,709,569.74
      Liquidation Proceeds                               0.00              0.00             0.00             0.00       $233,206.82
      Contract Repurchase                                0.00              0.00             0.00             0.00             $0.00
      Defaulted Contracts                                0.00              0.00             0.00             0.00       $119,812.40
                                              ----------------  ---------------- ---------------  ----------------  ----------------
      Ending Certificate Balance              $183,573,000.00    $64,414,000.00   $69,015,000.00   $32,209,764.40   $913,352,259.34
                                              ================  ================ ===============  ================  ================
                                                                                                      POOL FACTOR         0.9925457

                                               Page 1

  II. DISTRIBUTIONS

                                                                    Class A-1       Class A-2       Class A-3         Class A-4
                                                                ---------------- ---------------  ----------------  ----------------
      Principal Distribution Amount   $/$1,000      31.904675     $6,859,505.06            $0.00            $0.00             $0.00
      Interest Distribution Amount    $/$1,000       3.100000        666,500.00       492,450.00       479,500.00        262,800.00
      Unpaid Interest Shortfall                                            0.00             0.00             0.00              0.00
                                                                ---------------- ---------------  ----------------  ----------------
      Total Distribution                                          $7,526,005.06      $492,450.00      $479,500.00       $262,800.00
                                                                ================ ===============  ================  ================
                                                                  $/$1,000              3.350000         3.500000          3.650000

                                                   Class A-5        Class M         Class B-1         Class B-2           TOTAL
                                              ----------------  --------------   --------------    --------------   ----------------
      Principal Distribution Amount                     $0.00             $0.00            $0.00            $0.00     $6,859,505.06
      Interest Distribution Amount                 697,577.40        254,435.30       276,060.00       144,943.94      3,274,266.64
      Unpaid Interest Shortfall                          0.00              0.00             0.00             0.00              0.00
                                              ----------------  ---------------- ----------------  --------------   ----------------
      Unpaid Interest Shortfall                   $697,577.40       $254,435.30      $276,060.00      $144,943.94    $10,133,771.70
                                              ================  ================ ================  ==============   ================
      Total Distribution              $/$1,000       3.800000          3.950000         4.000000         4.500000

 III. SERVICING FEES                                                                                  $766,843.13

      LATE FEES                                                                                        $32,886.19
      EXTENSION FEES                                                                                   $27,683.12

  IV. DELINQUENCY INFORMATION

                                                               Days Delinquent          Number    Actual Balance  Delinq. Percentage
                                                           --------------------       ---------- ---------------- ------------------
                                                                     31-59                   323    $8,122,346.12           0.88929%
                                                                     60-89                    93    $2,442,991.86           0.26748%
                                                                  90 or more                   3       $99,072.85           0.01085%
                                                                                      ---------- ----------------  -----------------
                                                               Total Delinquent              419   $10,664,410.83           1.16761%
                                                                                      ========== ================  =================
                                                        Memo Incl. Repo Inventory            432   $11,126,260.53           1.21818%

                                      Page 2

   V. REPOSSESSION INFORMATION

                                                                                                      Number        Actual Balance
                                                                                                  ---------------  ----------------
   (A) BOB Repossessions                                                                                        0             $0.00
   (B) Plus Repossessions In Month                                                                             27       $814,213.80
   (C) Less Liquidations                                                                                       14       $352,364.70
                                                                                                  ---------------  ----------------
                                                                                                  ===============  ================
   (D) EOP Repossessions                                                                                       13       $461,849.10
                                                                                                  ===============  ================


  VI. REPURCHASES
                                                                                                      Number        Actual Balance
                                                                                                  ---------------  ----------------
   (A) Contracts Repurchased or Replaced                                                                        0             $0.00
   (B) Eligible Substitute Contracts                                                                            0             $0.00
   (C) Difference Paid by Servicer                                                                              0             $0.00
                                                                                                  ---------------  ----------------
                                                                                                  ===============  ================
                                                                                                               0             $0.00
                                                                                                  ===============  ================

 VII. RECONCILIATION OF RESERVE FUND

   (A) Beginning Reserve Fund Balance                                                              $4,601,059.00
   (B) Reserve Fund Draw For Distributions                                                                 $0.00
   (C) Excess Interest Deposit to Reserve Fund                                                     $6,310,971.06
   (D) Reserve Fund Balance Prior to Release                                                      $10,912,030.06
   (E) Specified Reserve Fund Balance                                                              $9,202,117.64
   (F) Reserve Fund Release                                                                        $1,709,912.42
   (G) Ending Reserve Fund Balance                                                                 $9,202,117.64


VIII. RECONCILIATION OF CLASS M RESERVE ACCOUNT

   (A) Beginning Reserve Account Balance                                                                   $0.00
   (B) Reserve Account Draw for Monthly & Interest Shortfall                                               $0.00
   (C) Reserve Account Draw for Liquidation Loss Interest & Interest Shortfall                             $0.00
   (D) Excess Interest Deposit to Reserve Account                                                  $1,709,912.42
   (E) Reserve Account Balance Prior to Release                                                    $1,709,912.42
   (F) Specified Reserve Account Balance                                                           $1,272,176.50
   (G) Reserve Account Release                                                                       $437,735.92
   (H) Ending Reserve Account Balance                                                              $1,272,176.50


  IX. RECONCILIATION OF CLASS B-1 RESERVE ACCOUNT

   (A) Beginning Reserve Account Balance                                                                   $0.00
   (B) Reserve Account Draw for Monthly & Interest Shortfall                                               $0.00

                                      Page 3

   (C) Reserve Account Draw for Liquidation Loss Interest & Interest Shortfall                             $0.00
   (D) Excess Interest Deposit to Reserve Account                                                    $437,735.92
   (E) Reserve Account Balance Prior to Release                                                      $437,735.92
   (F) Specified Reserve Account Balance                                                           $1,380,300.00
   (G) Reserve Account Release                                                                      ($119,812.40)
   (H) Ending Reserve Account Balance                                                                $557,548.32


   X. RECONCILIATION OF CLASS B-2 RESERVE ACCOUNT

   (A) Beginning Reserve Account Balance                                                                    $0.00
   (B) Reserve Account Draw for Monthly Interest & Interest Shortfall                                       $0.00
   (C) Reserve Account Draw for Liquidation Loss Interest & Interest Shortfall                              $0.00
   (D) Excess Interest Deposit to Reserve Account                                                    ($119,812.40)
   (E) Reserve Account Balance Prior to Release                                                      ($119,812.40)
   (F) Specified Reserve Account Balance                                                              $724,719.69
   (G) Reserve Account Release                                                                       ($119,812.40)
   (H) Ending Reserve Account Balance                                                                       $0.00


  XI. MONTHLY ADVANCE INTEREST

   (A) Monthly Advance Amount                                                                       $2,288,048.60
   (B) Outstanding Amount Advanced                                                                  $2,288,048.60

                                      Page 4

 XII. DELINQUENCY RATIOS

   (A) Average 30-Day Delinquency Ratio                      NA
   (B) Average 60-Day Delinquency Ratio                      NA
   (C) Cumulative Realized Loss Ratio                                       0.01302%
   (D) Current Realized Loss Ratio


XIII. RESIDUAL INTEREST DISTRIBUTION AMOUNT                            ($119,812.40)

                                      Page 5

             ASSOCIATES MH PASS-THROUGH CERTIFICATES, SERIES 1996-1
                         TRUSTEE PAYMENT RECONCILIATION
                               SEPTEMBER 30, 1996


        AVAILABLE FUNDS                                   PAYMENTS BY THE TRUSTEE

Principal Received        $6,739,692.66         Class A-1 Principal            $6,859,505.06
Defaulted Principal         $119,812.40         Class A-1 Interest               $666,500.00
Collected Interest        $8,173,779.81         Class A-2 Interest               $492,450.00
Advanced Interest         $2,288,048.60         Class A-3 Interest               $479,500.00
Extension Fees               $27,683.12         Class A-4 Interest               $262,800.00
Late Charges                 $32,886.19         Class A-5 Interest               $697,577.40
                         --------------         Class M Interest                 $254,435.30
Subtotal FCFC            $17,381,902.78         Class B-1 Interest               $276,060.00
                                                Class B-2 Interest               $144,943.94
Investment Income                               Total Interest                 $3,274,266.64
   Reserve Fund              $10,064.82                                       --------------
                         --------------         Certificate Payments          $10,133,771.70
Total Available Funds    $17,391,967.60
                         ==============
                                                Investments
                                                Reserve Fund                   $4,601,058.64
                                                Class M Reserve Account        $1,272,176.50
                                                Class B-1 Reserve Account        $557,548.32
                                                Class B-2 Reserve Account              $0.00
                                                                              --------------
                                                  Total Investments            $6,430,783.46

                                                Less: Reserve Fund Income         $10,064.82
                                                                              --------------

                                                Net Payment to Trustee        $16,554,490.34
                                                                              ==============

                                                Memo: Reconciliation
                                                Plus: Defaulted Principle        $119,812.40
                                                Plus:  Class R Dist             ($119,812.40)
                                                Plus: Servicer Fee               $766,843.13
                                                Plus: Late/Extension Fees         $60,569.31
                                                Plus: Reserve Fund Income         $10,064.82
                                                                              --------------

                                                Total Available Funds         $17,391,967.60
                                                                              ==============


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